Exhibit 99.1

Simulations Plus, Inc. (NASDAQ:SLP) Third Quarter Fiscal Year 2014 Conference Call and Webinar July 8 , 2014

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With the exception of historical information, the matters discussed in this presentation are forward - looking statements that involve a number of risks and uncertainties. The actual results of the Company could differ significantly from those statements. Factors that could cause or contribute to such differences include, but are not limited to: continuing demand for the Company’s products, competitive factors, the Company’s ability to finance future growth, the Company’s ability to produce and market new products in a timely fashion, the Company’s ability to continue to attract and retain skilled personnel, and the Company’s ability to sustain or improve current levels of productivity. Further information on the Company’s risk factors is contained in the Company’s quarterly and annual reports and filed with the Securities and Exchange Commission. Safe Harbor Statement

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• 3 Q14 compared to 3Q13: – 27 th consecutive profitable quarter – Sales were $3.741 million, a 20.9% increase ($646K) from $3.095 million • Increase included $300K of revenues from a major customer that moved the timing of part of their global renewal order to our third fiscal quarter to synchronize with their other purchases. • Without this order, sales would have been up 11% – Gross profit was $3.513 million in 3Q14 vs $2.643 million in 3Q13, a increase of 32.9% • Increased sales and an absence of royalties due to TSRL agreement • In Q3 there was only $25K of amortization associated with the TSRL agreement. Future quarters will all be $150K. – SG&A increased 33.3% to $1.204 million from $ 0.904 million • As a percent of revenues, SG&A increased to 32.2% from 29.2% • Due to increases in marketing, travel, consulting and professional fees, sales commissions, and salaries and wages – R&D expense increased 13.7% to $0.235 million from $0.206 million • Expansion of life sciences staff – Net Income increased 31.6% to $1.308 million from $0.993 million – Diluted earnings per share was $0.08, a increase of $0.02 from $0.06 – Cash dividend of $0.05/share was distributed during 3Q14 • Strong balance sheet: – Cash of $7.8 million at 5/31/14 after distributing ~$800K in dividends and $2.5 million to TSRL • Cash as of July 7, 2014 = $8.8 million – Shareholders’ equity on May 31= $15.965 million SLP 3Q14 Highlights Three months ended 5/31/14:

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– Settled a dispute with respect to royalties on optional modules – Stops the growth of royalty expense assuming GastroPlus TM sales continue to grow – Fixes the amount of future expense as the original agreement had no termination date – Consideration under the Agreement was $6.0 Million • On signing, paid $3,500,000 ($2.5M cash and $1.0M of stock was issued) • Future payments: April 2015 & 2016 of $750K, April 2017 $1M • Future payments anticipated be funded out of operating cash flows – P&L effect • $6.0 M will be amortized over 10 years at $150,000 per quarter ($600K/year) • Last fiscal year we paid $623,000 • Substantial beneficial effect over time assuming GastroPlus sales continue to grow • One - time professional (legal counsel) fees incurred as part of cost of negotiation TSRL Agreement

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Income Statement 3 QFY14 vs 3 QFY13 ($ millions) 3Q14 3Q13 Net sales 3.741 3.095 Gross profit 3.513 2.643 Gross profit margin 93.9% 85.4% SG&A 1.204 0.904 R&D 0.235 0.206 Total operating expenses 1.439 1.110 Income from operations 2.074 1.533 Other income 0.015 0.013 Income from operations before income taxes 2.089 1.533 Net income 1.308 0.993 Diluted earnings per share 0.08 0.06

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• 9 moFY14 compared to 9moFY13: – Sales increased by $960,000 or 11.3% to $9.463 million from $8.503 million – Cost of sales decreased $170,000 or 12.7% to $1.168 from $1.338 • Decreased due to no royalty expense in last quarter of the nine month period – Gross profit increased 15.8% to $8.295 million from $7.165 million – Gross margin increased to 87.7% from 84.3% – SG&A increased 25.6% to $3.380 million from $ 2.690 million • As a percent of revenues, SG&A increase to 35.7% from 31.6% • Due to increases in marketing, travel, one - time consulting and professional fees, sales commissions, and salaries and wages – R&D expense increase 18.4% to $0.750 million from $0.634 million • Increased life sciences staff • 9moFY14 included R&D expenditures for COX2/COX1 NCE project – Net Income increased by $161K or 6.1% to $2.803 million in 9moFY14 from $2.642 million in 9moFY13 – Diluted earnings per share was $0.17, an increase of $0.01 from $0.16 – Cash dividends totaling $0.14/share were distributed during 9moFY14 SLP 9moFY14 Highlights Nine months ended 5/31/14:

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Income Statement 9 moFY14 vs 9 moFY13 ($ millions) 9moFY14 9moFY13 Net sales 9.463 8.503 Gross profit 8.295 7.165 Gross profit margin 87.6% 84.3% SG&A 3.380 2.690 R&D 0.750 .634 Total operating expenses 4.130 3.324 Income from continuing operations 4.165 3.841 Other income .061 0.172 Income from operations before income taxes 4.226 4.014 Net income 2.803 2.642 Diluted earnings per share 0.17 0.16

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$1.4 $1.8 $2.0 $1.1 $1.7 $2.2 $2.3 $1.3 $2.1 $2.6 $2.6 $1.4 $2.2 $2.8 $2.8 $1.6 $2.3 $3.1 $3.1 $1.6 $2.6 $3.1 Q1 Q2 Q3 Q4 2009 2010 2011 2012 2013 2014 Revenues by Quarter (pro forma prior to 2012) $3.7

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$1.24 $1.53 $1.75 $0.71 $1.45 $1.93 $1.97 $1.07 $1.70 $2.21 $2.21 $1.12 $1.90 $2.39 $2.33 $1.32 $1.90 $2.62 $2.64 $1.26 $2.19 $2.59 Q1 Q2 Q3 Q4 2009 2010 2011 2012 2013 2014 Gross Profit by Fiscal Quarter (pro forma prior to 2012) $3.5

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$0.55 $0.73 $0.93 $0.20 $0.73 $1.28 $1.23 $0.36 $1.00 $1.48 $1.48 $0.27 $1.23 $1.38 $1.48 $0.58 $1.09 $1.76 $1.73 $0.44 $1.20 $1.35 Q1 Q2 Q3 Q4 2009 2010 2011 2012 2013 2014 EBITDA by Fiscal Quarter $2.1

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Net Income by Quarter (pro forma prior to 2012) $0.33 $0.47 $0.53 $0.17 $0.44 $0.85 $0.74 $0.21 $0.56 $0.91 $1.05 $0.17 $0.76 $0.84 $0.87 $0.35 $0.59 $1.06 $0.99 $0.24 $0.69 $0.81 $1.31 Q1 Q2 Q3 Q4 2009 2010 2011 2012 2013 2014

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10 11 9 9 14 17 12 14 15 21 13 10 18 18 16 9 15 22 20 Q1 Q2 Q3 Q4 2010 2011 2012 2013 2014 New Customers by Quarter

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Selected Balance Sheet Items ($ millions) May 31, 2014 August 31, 2013 Cash and cash equivalents $7.758 $10.179 Cash per share 0.47 0.62 Total current assets 12.385 12.972 Total assets 21.899 16.063 Total current liabilities 1.621 0.626 Total liabilities 5.934 1.821 Current ratio 14.1 20.7 Shareholders’ equity 15.965 14.242 Total liabilities and shareholders’ equity 21.899 16.063 Shareholders’ equity per diluted share 0.98 0.87 *Cash as of today is $8.8 million

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Returning Cash to Shareholders


$ Millions
$12.66
$13.24
$12.89
$12.70
$11.38
$9.33
$9.76
$10.00
$10.18
$10.56
$10.9*
$7.76
$8.8*
* as of 7/7/2014
$1.97
$1.59
$0.80
$0.80
$2.24
$0.00
$0.48
$0.48
$0.64
$0.81
$2.50
$0.81
Q4FY11
Q1FY12
Q2FY12
Q3FY12
Q4FY12
Q1FY13
Q2FY13
Q3FY13
Q4FY13
Q1FY14
Q2FY14
Q3FY14
Dividend Paid
Proceeds from Sale of Subsidiary
TSRL
Cash

simulationsplus, inc.

Simulations Plus Products & Services

Discovery | **Preclinical** | **Clinical**


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ADMET Predictor™

MedChem Studio™
MedChem Designer™

GastroPlus™

DDDPlus™

MembranePlus™

Consulting Services & Collaborations

simulationsplus, inc.

Product News



GastroPlus
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- Version 8.6 set for release in July
  - Populations simulations linked with Drug-Drug Interaction (DDI) predictions
  - New animal PBPK models
  - Tighter integration with ADMET Predictor™ 7.1models



ADMET Predictor
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- Version 7.0 released in March 2014, Version 7.1 released in July
  - Significantly enhanced pKa model developed in collaboration with Bayer HealthCare
  - All property models retrained, leading to more accurate predictions
  - New transporter and toxicity models
  - Significantly improved and expanded metabolism predictions



MedChem Designer
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- Version 4.0 & MedChem Designer 3.0 – released in May 2014
  - New Optical Structure Recognition (OSR) feature
  - New ultra-fast screening methods for large molecular libraries
  - New 64-bit versions offered for screening very large libraries



MedChem Designer
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DDDPlus
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- Version 4.0
  - Virtual Trials added to show expected variances in experiments
  - Adding ADMET Predictor optional module as in GastroPlus
  - Customer base continues to grow



MembranePlus
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- MembranePlus – change of scientist, release now expected fourth calendar quarter 2014
  - Explores mechanisms of permeability through cell layers
  - Explore and understand the effects of experimental setup that affect results
  - Integration with GastroPlus to accurately predict IVIVE for absorption processes
  - Contracting for *in vitro* assays for detailed model validation simulationsplus, inc.

Marketing and Sales Program • Conferences /Scientific Meetings continue to be primary source of leads • During Q3 we participated in 19 scientific meetings and conferences in the U.S., Europe, and Asia with 9 scientific posters and presentations. In early Q4, we attended and presented at our first aerospace conference. • Trainings and Workshops • Conducted 3 on - site training courses at client sites in Q3 • Conducted training workshops in Germany, New Jersey, and Korea • Strategic Digital Marketing Initiatives continue • Hosted 3 webinars on our new software updates & applications - over 550 registrations • Active updates of LinkedIn, Facebook, and Twitter accounts help with outreach programs • Collaborations/Consulting/Grants – Ongoing 5 - year collaboration with the FDA Center for Food Safety and Applied Nutrition to build toxicity models with ADMET Predictor/Modeler™ for food additives and contaminants – NEW! 5 - year collaboration with the FDA’s Office of Testing and Research to determine the value of mechanistic absorption modeling and IVIVCs – Consulting studies continue – 5 active projects, 6 in proposal stage • We believe fundamental industry shift continues – GastroPlus User Group now has over 440 members on LinkedIn – 20 new customers during Q3 (includes new companies as well as new departments within existing large customers ) – New companies in U.S., Europe, India, Japan, and China – New divisions at the U.S. EPA and Chinese FDA added licenses of multiple programs

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FDA Collaborations • Center for Food Safety and Nutrition (CFSAN) • Nearly through the third year of a 5 - year renewable Research Collaboration Agreement (RCA) with CFSAN to provide model - building capabilities for a large number (>70,000) of substances that can be in foods as additives or contaminants, only a small fraction of which have been tested for various toxicities . • Intent is to use models to predict the likely toxicity of molecules that were not tested to identify likely problems and decide what experiments to run next. • The FDA is now upgrading to ADMET Predictor 7.0 and continuing to train models. • Office of Testing and Research • New 5 - year RCA signed with OTR announced March 3 • Collaboration to work together to determine the value of mechanistic absorption modeling in developing predictive and robust in vitro - in vivo correlations (IVIVCs) • Company to provide software licenses for GastroPlus™ as well as training to FDA scientists • Ideas and recommendations to be exchanged between Simulations Plus and FDA scientists

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NCE (New Chemical Entity) Project • COX - 2 selected as target (Celebrex® target) for our second NCE project (first was malaria) • COX - 1 also needs to be inhibited, but at a lesser level (Aspirin target) • Designing single molecules that bind to two different targets is more challenging than hitting only one target • Used newest versions of our ADMET Design Suite™ (ADMET Predictor , MedChem Studio , MedChem Designer ) as well as GastroPlus • Goal: further demonstrate the powerful lead compound design capabilities of the ADMET Design Suite • Second project again was a home run – all four molecules hit both COX - 2 and COX - 1! • We are now in the process of presenting our results to various groups to demonstrate the power of our ADMET Design Suite

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Numerous Growth Opportunities

- MembranePlus™- new software product to simulate *in vitro* permeability experiments
  - Similar concept to DDDPlus™ - unique capability in the industry – final validation in progress
  - A new scientist took over the program after the previous scientist went on maternity leave
- Continued enhancement of current software products to expand coverage into new areas
  - Dermal and oral cavity dosing modules in GastroPlus™
  - Addition of biologics (antibodies) to GastroPlus
  - Addition of large animals to GastroPlus
- Penetration of clinical pharmacology departments to provide more detailed mechanistic modeling for clinical trial data analysis
- Cloud offering – we're testing cloud computing as a means to offer our software and services
- AEROModeler™ - new software product to predict aerodynamic force coefficients for arbitrary missile shapes at any Mach number and angle of attack – see below
- Other aerospace opportunities also identified – see below
- MRIModeler™ - application of our artificial neural network ensemble technology to analysis of magnetic resonance imaging data to classify patients as healthy or likely to experience autism – see below simulationsplus, inc.

Growth Opportunities – AEROModeler ™ • Aerodynamic forces are modeled using force and moment coefficients • The most accurate way to calculate these coefficients is computational fluid dynamics (CFD), but CFD simulations require intensive computing power and are slow • Working with Auburn University, we applied our artificial neural network ensemble technology to develop a prototype program that predicts these coefficients in milliseconds • This was presented at the National Space and Missiles Materials Symposium in Huntsville, AL June 23 - 26 to industry and government organizations and received strong interest – we are following up with these organizations to seek funding to customize AEROModeler to specific customer needs

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Growth Opportunities – Aerospace • Several other potential applications have been identified for which our artificial neural network ensemble technology may hold promise, and for which expressions of interest have been received: • Rapid missile identification from tracking and other data • Store separation – predicting the forces on an item that is dropped from an airplane • Process optimization for high - performance materials • Combustion instability modeling for liquid propellant rocket motors

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Growth Opportunities – MRIModeler ™ • Functional magnetic resonance imaging (fMRI) has been used to map the activity in the brains of healthy subjects and patients with various forms of autism (ADHD, PDD, Asberger’s disease) • Published results using artificial neural networks to classify subjects as healthy or likely to experience autism have had accuracies in the 65% range • Working with Auburn University, we applied our artificial neural network ensemble technology to develop a prototype program that classifies subjects with accuracies as high as 85 % sensitivity and 91% specificity • We will be presenting this work at the Fourth Biennial Conference on Resting State/Brain Connectivity in Boston on September 11 - 3 at MIT

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Summary • For 3 QFY14: - Revenues and earnings continued six - year - plus profitable trend - Highest revenues and earnings ever - Negotiated agreement that is expected to reduce royalty costs going forward • Continuing to Grow: - Three new Ph.D.s added in FY13, another in April 2014 - New aerospace engineer (M.S>) started in June 2014 - Continuing to seek and interview additional scientists and engineers - Life Sciences and Computational Technologies teams support marketing and sales • Aggressive Marketing and Sales Activities - Continue intensive conference/trade show/ workshop schedule - Workshops scheduled for North America, Europe and Asia in 2014 - New courses offered which focus on specific research functions - Trips to Japan, China, U.S., and Europe to visit clients and host seminars scheduled over next several months • Strong cash position – returning cash to shareholders - Cash dividends totaling approximately $8 million have been distributed, yet cash remains at nearly $8.8 million as of today. Dividend expected to remain at $0.05/ share/ quarter, but Board of Directors must approve each quarter.

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Q&A

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